Exhibit 99.1

HARNESSING THE POWER OF THE INN A TE IMMUNE SYSTEM Modulating an Innate Immune Response Against Diseases IN MB CORPORATE PRESENTATION August 2021

FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2

INMUNE BIO HIGHLIGHTS

Clinical-stage biopharmaceutical company developing a new class of therapeutics that modulate **dysfunction of the innate immune system**

Third party validation:

- Over 65 publications from multiple universities worldwide on both platforms with extensive *in vivo* data
- More than $4M in grants from AA, ALS and NIH



Two platforms:

- **DN-TNF:** First selective TNF inhibitor targeting inflammation without demyelination or immunosuppression
- **NK Cell Priming:** Primes patient's NK cells to eliminate residual

Highlight of upcoming catalysts:

- P1 AD Data 3Q 2021
- P2 AD Start 4Q 2021
- P2 TRD Initiation 4Q 2021
- P2 COVID-19 data 2H 2021
- P1 HR-MDS data 2H 2021

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ACTIVE PIPELINE

Therapies that Target the INNATE IMMUNE Response

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	EST. NEXT MILESTONE
QUELLOR™	COVID-19 Cytokine Storm	→	→	→		P2 data analysis underway 2021
XPro (NIH)	Treatment Resistant Depression	→	→	→		P2 Start 4Q 2021
XPro	Alzheimer's Disease CNS	→	→	→		P2 Start 4Q 2021

INB03 for treatment of MUC4 positive cancer and LIVNate for NASH Phase II trials begin after resolution of pandemic

NK PRIMING PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	NEXT MILESTONE
INKmune™	Myelodysplastic Syndrome ONCOLOGY	→	→			Data 2H 2021

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INNATE IMMUNE DYSFUNCTION

Chronic Inflammation drives Innate Immune Dysfunction are the Causes of Many Diseases



Innate Immune Dysfunction
Neurological Disease
Cardiovascular Disease
Infectious Disease
Autoimmune Disease
Oncology
Pulmonary Disease
Metabolic Disease

Innate immune system plays a critical and often overlooked role in host protection and normal function

50% of all deaths are attributable to inflammation-related diseases[1]

[1]Furman et al, *Nat Med.* 2019.

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XPr o ™ Treating Alzheimer’s disease as an immunologic d i sea s e…not a n e u r o l og ic d i sea s e! 6

s T NF Amyloid plaques Neurofibrillary tangles Behavioral, Environmental and Genetic factors MICROGLIA Synaptic Dysfunction Nerve Cell Death PROPOSED MECHANISM OF INFLAMMATION IN AD PATHOLOGY Plaques and Tangles are Cogs in the Inflammatory Loop That Perpetuate the Inflammatory Cycle by TNF Cogniti v e Decline 7

PHASE I TRIAL A SUCCESS: WHAT DID WE LEARN?

- XPro™ decreases neuroinflammation
- Dose response seen by proteomics and MRI
- Benefits of decreasing neuroinflammation include improved synaptic function and less neurodegeneration
- Xpro™ is well tolerated in patients for up to 50 weeks
- Non-invasive white matter MRI analytics of WMFW and AFD equivalent to CSF
- Biomarker inclusion data enriches for patients with neuroinflammation with rapid progression of cognitive decline
- Decreased neuroinflammation correlates with improved cognition

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NEUROINFLAMMATION IN WHITE MATTER TRACTS IN AD

Xpro™ Reduces Neuroinflammation Within the *Arcuate Fasciculus (n=6)*



Premotor cortex
Broca's area
Wernicke's area

Xpro™ Reduces Neuroinflammation within the arcuate fasciculus



% Change in Neuroinflammation
5
0
-5
-10
-15
-20
-25
-30
-35
-40
4.58 %
ADNI cohort (N=25)
XPro1595 (N=6)
-40.3%

- The arcuate plays a key role in language processing – the ability to understand or express speech – critical to AD
- Language is the most sensitive clinical sign for staging and determining progression of AD

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XPRO ™ (1 MG/KG; N=6) REDUCED WHOLE BRAIN NEUROINFLAMMATION (12 WEEKS) 0% - 5% - 10% - 15% - 20% - 25% - 30% - 35% - 40% - 45% - 50 % M R I C S F Olink® Target 48 Cytokine 10

20 of 26 Targ ets Significant (P < 0.000 1 ) BENEFITS OF REDUCING NEUROINFLAMMATION A prespecified analysis using TMTcalibrator™ revealed significant regulation of AD relevant Neuroinflammatory, neural injury, and synaptic proteins Synaptic Proteins Contactin - 2 – 222% increase Neurogranin – 56% decrease Neuronal Injury Visinin - like protein 1 (VILIP - 1) – 91% decrease Neurofilament light (NFL) – 84% decrease 11 Immune Chitinase - 3 - like protein 1 (YKL - 40) – 285% increase C - Reactive Protein (CRP) – 84% decrease

MEASURING BRAIN QUALITY The virtual Biopsy White Matter Gray Matter D i s e as ed Apparent fiber density (AFD) A measure of White matter quality He a lt h y D i s e as ed He a lt h y Cortical Disarray Measurement (CDM) A measure of Gray Matter quality 12

MEASURING GRAY MATTER *QUALITY (N=1)*

Oxford brain diagnostics


Baseline
3 months
6 months
9 months

- Metric: *Cortical Disarray Measurement (CDM)*
- ***Improvement*** (Green) within 3 months *(Yellow – no change)*
- Continued ***improvement*** over 9 months
- Improvement was observed in brain regions critically involved in Dementia - posterior and inferior temporal lobe
- 6% change over 9 months (clinically meaningful is 5%)

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MEASURING WHITE MATTER *QUALITY (N=1)*

imeka


Baseline
3 months
6 months
9 months

- Metric: *Apparent Fiber Density (AFD)*
- ***Improvement*** within 3 months *(all non-purple color)* that peaked at 6 months
- Improvement was observed in 31 of 33 fiber bundles associated with AD
- The average increase in each fiber bundle was 13%

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ASSESSING COGNITION

- Challenge: Small N, disease status heterogeneity, short time period
- Assessments administered:
  - Cognitive: MMSE, Verbal Fluency Test, Digit Symbol Coding
  - Neuropsychiatric Inventory
  - Bristol Activities of Daily Living Scale
- To compare across patients of different disease states, Dr. Judith Jaeger issued each patient a qualitative score of (-2, -1, 0, 1 ,2) based on her assessment of the overall change over 3 months.



-2
-1
0
1
2
Meaningful progression
Minor progression
Stable Disease
Minor Improvement
Meaningful Improvement
Patients with the greatest improvement in cognition had the largest reduction in neuroinflammation

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Health White matter AD white matter APPARENT FIBER DENSITY – A NON - INVASIVE BIOMARKER OF AXONAL HEALTH 16

XPRO™ IMPROVES BIOMARKERS OF AXONAL INTEGRITY IN AD Xpro™ after 3 months: • • • Increase of AFD in 34 of 35 white matter tracts 6 - 12% increase in bundles directly implicated Alzheimer’s bundles Strong correlation with CSF markers 17

A PHASE 2, BLINDED, RANDOMIZED, PLACEBO-CONTROLLED, STUDY OF XPRO™ IN MILD AD WITH BIOMARKERS OF INFLAMMATION

INCLUSION

- 168 patients
  - 2:1 randomization (112 XPro™ patients vs 56 placebo patients)
- 1mg/kg XPro™ once a week for 6 months or placebo
- Inclusion criteria
  - Mild AD - CDR global rating of 0.5 or 1
  - Two or more biomarkers of inflammation
    - CRP>1.5 mg/L
    - ESR>10 sec
    - HgbA1c>6%
    - ApoE4 positive

Early/mild Alzheimer's Cognitive Composite (EMACC)*:

END-POINTS

- Primary: EMACC*
  - Internatonal Shopping List Test- Immediate recall
  - Digit Span Forward and Backward
  - Category fluency Test (2 categories)
  - Letter fluency Test (3 letters)
  - Trail making Test Part A & B
  - Digit Symbol Coding Test

-Secondary:

-Goal Attainment Scale (GAS)

-ADCS-ADL

-ADAS-Cog13

-CDR-SBNPI

-Exploratory:

-MRI: AFD, WMFW, CDM

-Blood inflammatory and

-neurodegeneration biomarkers

INmuneBio 18

WHY A 6 M O NTH S T UDY WITH 168 PATIENTS IS POSSIBLE Methodology: Analysis of ADNI data base cut by biomarkers of inflammation used as enrollment criteria in Phase I study Findings: Higher inflammation leads to • Faster decline of cognition • Lower variance of ADAS13 Implications for Phase II design: • Faster decline means a bigger separation between treatment and placebo group in a shorter time (6 months) • Low variance means clear distinction between treatment and placebo group (lower n) I n fl a mm a t i on Inflammatory value 19

TNF BIOLOGY: Good vs Bad: tmTNF vs sTNF

sTNF is well known, tmTNF is unknown, they do very different things...

- **Soluble TNF** (sTNF): "bad" TNF that is known to cause acute and chronic inflammation and cell death
- **Transmembrane TNF** (tmTNF): "good" TNF improves the immune response, is neuroprotective and promotes remyelination


Soluble TNF ('sTNF')
BAD
Transmembrane-bound
('tmTNF') GOOD
TNFR1
Internalization
TNFR2

Adapted from MacEwan et al 2002

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XPRO™: A PRECISION TNF INHIBITOR:

Xpro™ neutralizes sTNF while allowing tmTNF to provide the neuroprotective benefits without the safety risks of current anti-TNF therapies



"BAD" sTNF with DN-TNF
does not bind to receptors
Only "GOOD" tmTNF continues to
bind to TNFR1 and TNFR2
TNFR1
TNFR2
Internalization

DN-TNF neutralizes ONLY sTNF and leaves tmTNF and TNF receptors functional

Adapted from MacEwan et al 2002

DIFFERENCES:

Selective vs. Non-Selective sTNF Inhibition

	Non-Selective	DN TNF
Decreases inflammation	Y	Y
Increased risk of infection	Y	N
Increased risk of cancer	Y	N
Causes demyelination	Y	N
Neuroprotective	N	Y
Enhances neuroplasticity	N	Y

INmuneBio 21

HOW XPRO™ NEUTRALIZES sTNF

NONGLYCOSYLATED PROTEIN
EXPRESSED IN *E.COLI*



Receptor binding, "small" domain (subunit A)
Mutation A145R
"large" domain (subunit C) Receptor binding,
Receptor binding, (subunit B)
Mutation Y87H
Mutation R31C
(for 10kD pegylation)

see Steed et al., *Science*, 301, 2003

INFLAMMATORY SOLUBLE TNF ELIMINATEED
No Paracrine Signaling Through Receptors



+
=
solTNF (recombinant or physiological)
Exchange =
No paracrine signaling

DN-TNF NEUTRALIZES sTNF WITHOUT EFFECTING tmTNF
Immunoprotective Transmembrane TNF Unaffected – Allows Juxtacrine Cell-Cell Signaling



+
=
tmTNF (ΔTACE site or TACE-inhibitor)
No Exchange =
Normal juxtacrine signaling

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CURRENT TNF INHIBITORS AND XPRO™ ARE DIFFERENT

Demyelination is an off-target safety side effect of currently approved anti-TNF therapies

NORMAL	CUPRIZONE Model of Multiple Sclerosis	ETANERCEPT Anti-inflammatory AND immunosuppressive	DN-TNF Anti-inflammatory NOT immunosuppressive



B
A

		EXACERBATED DEMYELINATION	REMYELINATION

Xpro™ promotes REMYELINATION

Cuprizone model of demyelination in mice: Prober 2017
https://inmunebio.com/index.php/en/science/xpro1595/references

INmuneBio 23

UNIQUE MECHANISM EXPANDS MARKET OPPORTUNITY

Currently approved TNF inhibitors contraindicated in most markets



Neurological Disease
Cardiovascular Disease
Infectious Disease
Innate Immune Dysfunction
Autoimmune Disease
Cancer
Pulmonary Disease
Metabolic Disease

Estimates from [1]GBI Research, [2]BCC Research, [3]MarketWatch, and [4]ResearchandMarkets.com.

Global TNF inhibitor drug market is estimated to reach $42 billion by 2026[1]

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Provides essential signals to patients’ NK cells to target and kill tumor cells. INKmune ™ is not antigen - specific so there is no need to identify the specific tumor antigen 25

RESIDUAL DISEASE IS THE CAUSE OF CANCER RELAPSE

Difference Between Survival and Relapse is NK Failure to Eradicate Residual Disease

- Prevention of relapse key to survival and death in patients with cancer
- Relapse is caused by residual cancer cells
- NK cells, not T cells, are responsible for finding and targeting residual cancer cells to provide long lasting remission
- Patients with better functioning NK cells have longer survival



Disease-free Survival
100
80
60
40
20
0
su
"High" NK killing
"Low" NK killing
p=0.001
0
12
24
36
48
60
72
84
96
108
Months in complete response (CR)

Leukemia "Survivors"

Leukemia "Relapsers"

Adapted from Lowdell et al *Br J Haematology*. 2002.



Overall Survival
Survival probability (%)
100
90
80
70
60
50
40
30
20
NK-cytotoxicity above a critical threshold
p=0.01
Severe impairment of NK-cytotoxicity
0
10
20
30
40
50
60
70
80
Months ALIVE

Median Survival "High" NK = 54 months

Median Survival "Low" NK = 18 months

Adapted from Tsirogianni et al *Leukemia Lymphoma* 2019.

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27 27 INKmune A D V AN T A G E S: x Universal — Potentially effective in blood cancer and solid tumors x Off - the - shelf therapy x Easy to use 1. NK recognizes tumor cell 3. NK forms stable immune synapse with tumor cell and NK ligands send activating signals to the NK cell 2. NK makes strong bond to tumor cell 4. NK cell kills tumor cell NK RECOGNITION OF AND BINDING TO TUMOR CELLS IS ESSENTIAL FOR CANCER CELL KILLING 1. NK recognizes RESISTANT tumor cell 3. NK forms Unstable immune synapse with tumor cell - NO ACTIVATION 2. NK makes WEAK bond to tumor cell 4. NO LYSIS

INKmune A D V AN T A G E S: x Universal — Potentially effective in blood cancer and solid tumors x Off - the - shelf therapy x Easy to use H O W DOES INKmun e ™ W O R K ? INKmune a multi - dimensional “pseudokine” Resting NK don’t bind/kill resistant tumor cells Priming with IL - 15 promotes NK killing 28 28 INKmune - primed NK form intensely strong bonds to tumor cells and kill them

INKmune: a multi-dimensional "pseudokine"

MoA #1 – INKmune increases avidity of NK cell binding to tumor cells

rNK cells (green) added to resistant tumor cells



Low force causes break of immune synapse and NK collect in clusters

INKmune primed NK cells added to resistant tumor cells



Increasing force fails to break immune synapse and NK remain bound to tumor cells

Avidity of tumor cell binding by resting and primed NK cells



% NK Cells Bound
100
80
60
40
20
0
0
200
400
600
800
1000
rForce (pN)
resting NK
TpNK
NK IL-2
NK-IL-15
High avidity predicts tumor killing
Low avidity predicts lack of killing

TpNK lyse NK-resistant ovarian cancer cells
IL15 primed NK NK-resistant ovarian cancer cells
IL2 primed NK DO NOT lyse NK-resistant ovarian cancer cells



INmuneBio 29

0 5000 10000 15000 N K p 8 0 F e M I 0 1000 2000 3000 4000 5000 N K p 4 6 M e F I 0 2000 4000 6000 8000 N K p4 4 M e F I 0 20000 40000 60000 80000 N K p3 0 M e F I 2000 2500 3000 3500 C D2 5 M e F I INKmune: a multi - dimensional “pseudokine” MoA #2 – INKmune differentiates resting NK to “memory - like” NK cells Cytokine cocktail (IL - 12/15/18) drives resting NK to memory - like NK (SciTranslMed 2016; Romee,Fenheger, et al) 0 5000 10000 15000 NK G2 C M eF I 0 10000 20000 30000 40000 NK G2 D M eF I 0 10000 20000 30000 N KG 2 A M e F I 0 20000 40000 60000 80000 C D9 4 M e F I 0 5000 10000 15000 20000 C D1 6 M e F I INKmune generates memory - like NK cells with a single pseudokine resting NK C IM L NK Resting NK TpNK 30 Cytokine Induced Memory Like (CIML) NK cells and INKmune primed NK (TpNK) cells phenotypically identical Advantages of memory - like NK cells: ↑cytotoxicity, ↑persistence, ↑proliferation, active against solid tumors

31 HIGH - RISK MYELODYSPLASTIC SYNDROME (MDS) ▪ MDS is an incurable disease ▪ One - third of all MDS cases evolve to become acute myeloid leukemia (AML) ▪ Survival for patients with high - risk MDS is dismal ▪ Patients with high - risk MDS have functionally defective NK cells 1 ▪ Level of NK dysfunction is predictive of overall survival 2 ▪ By 2022, global MDS drug market is expected to reach $2.4 billion USD 2 1 Kiladjian et al 2006 2 Tsirogianni et al 2019 3 Grand View Research

I N K m un e ™ P H A SE 1 S T U D Y Phase I Trial in High - Risk MDS DESIGN ▪ Open - label dose escalation study of intravenous INKmune enrolling 9 patients INCLUSION ▪ Patients with MDS with excess blasts ENDPOINTS ▪ Primary: Evaluate the safety and tolerability of INKmune when given intravenously ▪ Secondary: ▪ Assess the change in [or effect upon] number and percentage of blasts in peripheral blood and bone marrow ▪ Assess the overall response rate in subjects administered INKmune™ using WHO criteria ▪ Assess the duration of response First in human trial of INKmune 32 Measure primed NK cells and function Assess pharmacodynamics GOAL: EVALUATE SAFETY & TOLERABILITY OF INKmune ™ IN HIGH - RISK MDS

INKmune First in Human Trial – MDS/AML Day 15 Data - First Patient Treated with INKmune IV IV INKmune Activates and Matures NK Cells for Two Weeks and Counting …. INKmune activates all types of cytolytic NK cells 1st patient INKmune induces NK proliferation in vivo 1st patient 1 1 1 2 1 3 1 4 1 5 0 5 0 100 150 200 % positive cells/ l CD56+/3 - % C D 56 + /3 - / l 0 2 0 4 0 6 0 8 0 % Activated (CD69+) N KG 2 D + N K G 2 D - N K p4 6 + C D 1 6 + NKG2D+ NK cells – anti - tumor NK cells NKp46+ NK cells – anti - viral NK cells NKG2D - NK cells – immature NK cells CD16+ NK cells – mediators of ADCC

NK Competitive Landscape

18 programs and counting...

The Variables

- Cytokines - single or multiple as a therapeutic or as part of cell therapy
- NK cell source – autologous, allogeneic, iPSC, cord blood
- Genetically engineered – CAR or cytokine
- Off-the-Shelf or patient specific manufacturing

INKmune

- A unique, stable cell line, not an NK cell
- >180 unique genes induced in resting NK cells
  - ↑NK survival = persistence
  - ↑ NK proliferation and ↑ NK cytokine secretion = more cancer killing cells
  - ↑ avidity = increased NK killing
- Patients' NK cells differentiate into TIML* NK cells phenotype = enhanced lytic function compared to CIML* NK cell
- Functional against solid and liquid tumors

Operation/Logistic advantages

- Off-the-Shelf; No need for a donor
- No need for cytokines administration
- No need for cryogenic shipping or storage

*TIML=Tumor Induced Memory Like

*CIML= Cytokine Induced Memory Like

INmuneBio 34

XPr o ™ Targeting Neuroinflammation for the Treatment of TREATMENT RESISTANT DEPRESSION (TRD) 35

TREATMENT RESISTANT DEPRESSION (TRD)

The Subset of People Who Have Failed At Least Two Anti Depressants

1 out of 3 MDD patients or 33% of the estimated 7M patients

Economic toll: **$64B/year**

Higher comorbidity

Chronic course of MDD

TNF biology in TRD

POC studies with anti-TNF
blood CRP predicts response
Symptoms affected
anhedonia, psychomotor retardation, fatigue, cognition

Frustrations of psychiatric drug development

- Drug development in psychiatry is a "one size fits all" approach
  - 200+ ways to be diagnosed with depression
  - There are 200+ symptom combinations that will lead to a depression diagnosis
  - No Biomarkers
  - High placebo response
- Drug development failure rate in psychiatry
  in Phase II: **35%** in Phase III: **65%**
- Effectiveness of approved drugs
  - 50% do not achieve remission
  - 33% have no response (treatment resistant)

THE PROBLEM
MDD, TRD and Inflammation


1 of 5
21 million people at any given time will have depression at some point in their life (MDD)
1 of 3
7 million people don't respond to current treatments (TRD)
1 of 3
2.3 million people will have elevated levels of inflammation

INmuneBio 36

37 TRD Driven by Neuroinflammation ▪ 20 million adults have major depressive disorder (MDD) per year ▪ One third (~7 million patients) have Treatment Resistant Depression (TRD) 1 ▪ Cost of TRD is nearly $64 billion 2 1 Mrazek, et al. Psychiatry Serv 2014. 2 Ionescu, et al. Dialogues Clin Neurosci . 2015. Haroon et al., Psychoneuroendocrinology, 2018. Plasma TNF levels are increased in TRD patients

INMB APPROACH: TNF PREDICTS TRD

Anti-TNF Therapy Improves Depression in Patients With Elevated Inflammatory Biomarkers


A
Left VS Seed
-0.70
-0.40
Y = 8
Correlation coefficient (R)
vmPFC
Z = -9
B
Felger et al., 2016
VS-vmPFC FC (Z scores)
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
*
**
CRP <1 mg/L (n=22)
CRP 1-3 mg/L (n=14)
CRP >3 mg/L (n=12)
C
CRP <1 mg/L
CRP >3 mg/L
vmPFC
Z = -9
Z = -9
2.80
0.05
Fisher's Z score

Inflammation-associated deficits in reward circuitry mediate the relationship between CRP and anhedonia in patients with depression


Anti-TNF treatment reduces depressive symptoms in patients with elevated biomarkers of inflammation
Percent HAM-D-17 Responders
80
60
40
20
0
41%
57%
62%
33%
≤ 5mg/L
> 5mg/L
Baseline hs-CRP

Treatment Response (≥50 reduction in HAM-D-17 at any point during treatment) Miller 2011

INmuneBio 38

PHASE 2 TRD TRIAL

Supported by Small Business Innovation Research (SBIR) grant from the National Institutes of Health

DESIGN

- Six-week double blind placebo-controlled study of Xpro™
- 45 patients in Xpro™ at 1 mg/kg
- 45 patients in placebo control group
- Biomarkers of inflammation at 0, 2, 6 weeks

INCLUSION

- Failed 2 courses of antidepressants
- C-reactive protein (CRP) levels >3 mg/L
- Anhedonia

ENDPOINTS

- Primary: Improve functional connectivity and reduce biomarkers of inflammation
- Secondary: Improve clinical measures of motivation

BIOMARKERS OF INFLAMMATION


MRI
WMFW as measure of neuroinflammation
BLOOD
Inflammation
(Roche NeuroTool kit)
fMRI
Functional connectivity between motivation and reward centers in brain
BEHAVIORAL
Motivation
Clinical scales

INmuneBio 39

Tar g eti n g CY T O KINE ST ORM m ay Preve n t Catastrophic Complications of COVID - 19 40

WHAT BRINGS PATIENTS TO THE HOSPITAL WITH COVID-19?


Problem
Hypothesis
Solution

Problem: At time of hospitalization , the Cytokine Storm is making patients sick, mot the virus...

Hypothesis: Focusing on the Cytokine Storm, not the virus, should make patients better

Solution: Targeting the Master Cytokine with QUELLOR should tame the Cytokine Storm

The dysregulated innate immune response to the virus causes Cytokine Storm

INmuneBio 41

TNF is the “MASTER” of the Cytokine Storm A dapted from Karki et al 2020 42 Cytokine Storm Pathology ▪ Block sTNF and downstream pro - inflammatory cytokines should decrease ▪ Synergism of TNF - α and IFN - γ triggers inflammatory cell death, tissue damage, and mortality

PHASE 2 TRIAL: QUELLOR™

Treating Pulmonary Complications of COVID-19

DESIGN

- SOC vs SOC+Quellor™ 1mg/kg subQ day 1 and 7 (if in hospital)
- Patient discharged based on clinical status or final study visit day 28
- 366 patients randomized 1:1

INCLUSION

- COVID-19 infection with room air SaO2<94%
- One or more medical/demographic comorbidities: age≥60; hypertension, cardiovascular disease, BMI≥30; diabetes, Black or Hispanic race

ENDPOINTS

- Primary: Need for mechanical ventilation in 28 days
- Secondary: Transfer to ICU, new onset neurologic, cardiovascular or thromboembolic disease, development of renal failure or death

GOAL: PREVENT PROGRESSION TO CATASTROPHIC COMPLICATIONS


First 100 patients “proof-of-concept” to GO/NOGO decision
If DSMB says “GO”, follow-on study 266 patients

INmuneBio 43

QUELLOR PHASE 2 TRIAL: NEXT STEPS

Treating Pulmonary Complications of COVID-19

- Changing landscape:
  - Regulatory – FDA not awarding EUA for therapies
  - Clinical – C19 less lethal, SOC changing, geography challenging
- What we are doing:
  - Declared Phase II trial complete after 76 patients
  - Performing data base lock and analysis
  - Schedule end-of-Phase II meeting with FDA to understand approval pathway
- Decision to pursue approval for treatment of cytokine storm will depends on pandemic, FDA and Phase II results

INmuneBio 44

D N - T N F A N D I N K M U N E Tip of the Iceberg • XPRO™ • Visible programs • AD, TRD, ALS • “Out - of - Sight” • PD, MS, FTD, LBD, TBI • PTSD, autism, bi - polar disease • Much, much, more…. • INKmune™ • Visible programs • High risk MDS; Ovarian Cancer • “Out - of - Sight” • AML, MM, lymphoma • RCC, Lung, prostate and breast cancer 45

DN - TNF PATENTS* 2024 pegylated DN - TNF (licensed from Xencor) 2032 Methods for treatment of neurologic disease 2035 use for treatment of cancer (issued in US) 2039 use for treatment of NASH 2040 use for immune mediated complications from COVID - 19/CRS NK PATENTS* 2035 use for treatment of cancer 2039 INB16 composition - of - matter FUTURE Broad Platforms allow for continual R&D and new IP * Subject to issuance by patent granting authority 46

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM CONTACT US INmune Bio Inc. 980 N. Federal Hwy, Suite 110 Boca Raton, FL 33432 ( 8 58 ) 96 4 - 3720 I N M B www.inmunebio.com 47